SUPPLEMENT TO THE ADMINISTRATOR CLASS PROSPECTUS
OF WELLS FARGO ALLOCATION FUNDS
For the Wells Fargo Growth Balanced Fund (the "Fund")

Effective immediately, the Fund's Annual Fund Operating Expenses and Example of Expenses tables in the section entitled "Fund Summary - Fees and Expenses" are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.46%
Acquired Fund Fees and Expenses	0.50%
Total Annual Fund Operating Expenses	1.26%
Fee Waivers	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver[1]	0.95%
1.

The Manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waivers at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses from funds in which the master portfolio invests, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolio are included in the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$97
3 Years	$369
5 Years	$662
10 Years	$1,495
June 18, 2018	AFR078/P501SP3